Exhibit 10(x)

FOURTH AMENDMENT dated as of December 8, 2022 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 1, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PITNEY BOWES INC., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent.

WHEREAS in accordance with the terms of the Credit Agreement, including Section 2.14(b) thereof, the Borrower and the Administrative Agent have elected to declare that an Early Opt-in Election has occurred and the Administrative Agent has previously provided written notice of such election to the Borrower and the Lenders (the “Early Opt-in Election”);
WHEREAS in accordance with Section 2.14(b) and Section 2.14(d) of the Credit Agreement, the Borrower and the Administrative Agent desire to amend the Credit Agreement in order to replace the LIBO Rate for each of Dollars and Sterling with a Benchmark Replacement and, in connection therewith, to implement certain Benchmark Replacement Conforming Changes, in each case as set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Interpretation. Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.Amendments to the Credit Agreement.
(a)Effective as of the Fourth Amendment Effective Date, each of the Credit Agreement and Exhibit M to the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth on Exhibit A and Exhibit B attached hereto, respectively.
(b)Notwithstanding anything to the contrary contained in the Credit Agreement as amended hereby, (i) each Eurocurrency Loan (as defined in the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date) outstanding on the Fourth Amendment Effective Date (each, an “Existing Eurocurrency Loan”) shall remain outstanding as such until the expiration of the Interest Period (as defined in the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date) applicable to such Existing Eurocurrency Loan, in accordance with, and subject to all of the terms and conditions of, the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date (but, for the avoidance of doubt, after giving effect to the Third Amendment) and (ii) interest on each such Existing Eurocurrency Loan shall continue to accrue to, and shall be payable on, each Interest Payment Date applicable thereto until the Interest Period for such Existing Eurocurrency Loan ends, in each case in accordance with Section 2.13 of the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date. From and after the Fourth Amendment Effective Date, (x) the Borrower shall not be permitted to request that any Lender fund, and no Lender shall fund, any Eurocurrency Loan, (y) no Existing Eurocurrency Loan may be continued as a Eurocurrency Loan and (z) each Existing Eurocurrency Loan may be converted to a Term Benchmark Loan or an ABR Loan (each as defined in the Credit Agreement as amended hereby) in accordance with the Credit Agreement as amended hereby.
SECTION 3.Representations and Warranties. The Borrower (with respect to itself and, where applicable, the Restricted Subsidiaries) represents and warrants to the Administrative Agent and to the Lenders on and as of the Fourth Amendment Effective Date that:
(a)this Amendment and the transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action;
(b)this Amendment has been duly authorized, executed and delivered by the Borrower and each other Loan Party and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects), except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date (it being understood and agreed that the reference in Section 3.15 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions” shall be deemed to refer instead to “the Fourth Amendment Effective Date, after giving effect to the transactions to be consummated on the Fourth Amendment Effective Date”); and
(d)at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date first above written (the “Fourth Amendment Effective Date”) upon satisfaction of the following conditions (but in any event no earlier than the first Business Day following the satisfaction of the condition set forth in paragraph (d) below):
(a)the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and each other Loan Party;
(b)the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, to the extent invoiced at least three Business Days prior to the Fourth Amendment Effective Date (or such shorter period agreed by the Borrower in its sole discretion), reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder, under any other Loan Document or under any other agreement entered into by the Administrative Agent, on the one hand, and any of the Loan Parties, on the other hand;
(c)the Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed by a Financial Officer or the President or a Vice President of the Borrower, confirming accuracy of the representations and warranties set forth in Section 3; and
(d)the Administrative Agent shall have provided notice of the Early Opt-in Election to the Lenders, and the Administrative Agent shall not have received, by 5:00 p.m., New York City time, on the fifth Business Day after the date such notice was provided, written notice of objection to the Early Opt-in Election from Lenders comprising the Required Lenders.
SECTION 5.Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Fourth Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(a)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Security Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Security Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 6.Miscellaneous. The provisions of Sections 9.09, 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 8.Reaffirmation. Each of the Loan Parties hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Obligations.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
PITNEY BOWES INC., as Borrower,
by
_________________________
Name:
Title:

PITNEY BOWES PRESORT SERVICES, LLC
by

Name:
Title:

PITNEY BOWES SHELTON REALTY LLC,
by

Name:
Title:

PITNEY BOWES GLOBAL FINANCIAL SERVICES LLC,
by

Name:
Title:

[Pitney Bowes – Fourth Amendment Signature Page]

[[5962281]]

PB EQUIPMENT MANAGEMENT INC.,
by

Name:
Title:

PITNEY BOWES INTERNATIONAL HOLDINGS, INC.,
by

Name:
Title:

PB PROFESSIONAL SERVICES INC.,
by

Name:
Title:

B. WILLIAMS FUNDING CORP.,
by

Name:
Title:

PB WORLDWIDE INC.,
by

Name:
Title:
[Pitney Bowes – Fourth Amendment Signature Page]

[[5962281]]

PITNEY BOWES GLOBAL ECOMMERCE INC.,
by

Name:
Title:

PITNEY BOWES GLOBAL LOGISTICS LLC,
by

Name:
Title:

[Pitney Bowes – Fourth Amendment Signature Page]

[[5962281]]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
by

Name:
Title:

[Pitney Bowes – Fourth Amendment Signature Page]

[[5962281]]